Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
NOTE 9 — Income Taxes
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities of the taxable REIT subsidiaries for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax liabilities and assets are as follows (in thousands):

	2010	2009
Deferred tax liabilities:
Partnership differences	$26,033	$32,565
Depreciation	1,212	2,474
Deferred revenue	11,975	14,862

Total deferred tax liabilities	$39,220	$49,901

Deferred tax assets:
Net operating, capital and other loss carryforwards	$41,511	$37,164
Provision for impairments on real estate assets	33,321	33,321
Receivables	8,752	3,094
Accrued liabilities	6,648	9,272
Accrued interest expense	2,220	—
Intangibles — management contracts	1,273	1,911
Tax credit carryforwards	7,181	6,949
Equity compensation	900	1,463
Other	159	929

Total deferred tax assets	101,965	94,103

Valuation allowance	(4,009)	(2,187)

Net deferred income tax assets	$58,736	$42,015

At December 31, 2010, we increased the valuation allowance for our deferred tax assets by $1.8 million for certain state net operating losses as well as certain low income housing credits based on a determination that it was more likely than not that such assets will not be realized prior to their expiration.
A reconciliation of the beginning and ending balance of our unrecognized tax benefits is presented below (in thousands):

	2010	2009	2008
Balance at January 1	$3,079	$3,080	$2,965
Additions based on tax positions related to prior years	992	—	115
Reductions based on tax positions related to prior years	—	(1)	—

Balance at December 31	$4,071	$3,079	$3,080

We do not anticipate any material changes in existing unrecognized tax benefits during the next 12 months. Because the statute of limitations has not yet elapsed, our Federal income tax returns for the year ended December 31, 2007, and subsequent years and certain of our State income tax returns for the year ended December 31, 2005, and subsequent years are currently subject to examination by the Internal Revenue Service or other tax authorities. Approximately $3.3 million of the unrecognized tax benefit, if recognized, would affect the effective tax rate. As discussed in Note 2, the IRS has issued us summary reports including its proposed adjustments to the Aimco Operating Partnership’s 2007 and 2006 Federal tax returns. We do not expect the proposed adjustments to have any material effect on our unrecognized tax benefits, financial condition or results of operations. Our policy is to include interest and penalties related to income taxes in income taxes in our consolidated statements of operations.
In accordance with the accounting requirements for stock-based compensation, we may recognize tax benefits in connection with the exercise of stock options by employees of our taxable subsidiaries and the vesting of restricted stock awards. During the years ended December 31, 2010 and 2009, we had no excess tax benefits from employee stock option exercises and vested restricted stock awards.
Significant components of the provision (benefit) for income taxes are as follows and are classified within income tax benefit in continuing operations and income from discontinued operations, net in our statements of operations for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	2010	2009	2008
Current:
Federal	$—	$(1,910)	$8,678
State	1,395	3,992	2,415

Total current	1,395	2,082	11,093

Deferred:
Federal	(10,912)	(17,320)	(22,115)
State	(1,380)	(3,988)	(2,386)

Total deferred	(12,292)	(21,308)	(24,501)

Total benefit	$(10,897)	$(19,226)	$(13,408)

Classification:
Continuing operations	$(18,219)	$(18,647)	$(57,051)
Discontinued operations	$7,322	$(579)	$43,643
Consolidated losses subject to tax, consisting of pretax income or loss of our taxable REIT subsidiaries and gains or losses on certain property sales that are subject to income tax under section 1374 of the Internal Revenue Code, for the years ended December 31, 2010, 2009 and 2008 totaled $50.3 million, $40.6 million and $81.8 million, respectively. The reconciliation of income tax attributable to continuing and discontinued operations computed at the U.S. statutory rate to income tax benefit is shown below (dollars in thousands):

	2010		2009		2008
	Amount	Percent	Amount	Percent	Amount	Percent
Tax at U.S. statutory rates on consolidated loss subject to tax	$(17,622)	35.0%	$(14,221)	35.0%	$(28,632)	35.0%
State income tax, net of Federal tax benefit	14	—	(2,183)	5.4%	29	—
Effect of permanent differences	(673)	1.3%	127	(0.3%)	215	(0.3%)
Tax effect of intercompany transfers of assets between the REIT and taxable REIT subsidiaries (1)	5,694	(11.3%)	(4,759)	11.7%	15,059	(18.4%)
Write-off of excess tax basis	(132)	0.3%	(377)	0.9%	(79)	0.1%
Increase in valuation allowance	1,822	(3.6%)	2,187	(5.4%)	—	—

	$(10,897)	21.7%	$(19,226)	47.3%	$(13,408)	16.4%

(1)
Includes the effect of assets contributed by the Aimco Operating Partnership to taxable REIT subsidiaries, for which deferred tax expense or benefit was recognized upon the sale or impairment of the asset by the taxable REIT subsidiary.

Income taxes paid totaled approximately $1.9 million, $4.6 million and $13.8 million in the years ended December 31, 2010, 2009 and 2008, respectively.
At December 31, 2010, we had net operating loss carryforwards, or NOLs, of approximately $73.7 million for income tax purposes that expire in years 2027 to 2030. Subject to certain separate return limitations, we may use these NOLs to offset all or a portion of taxable income generated by our taxable REIT subsidiaries. We generated approximately $9.8 million of NOLs during the year ended December 31, 2010, as a result of losses from our taxable REIT subsidiaries. The deductibility of intercompany interest expense with our taxable REIT subsidiaries is subject to certain intercompany limitations based upon taxable income as required under Section 163(j) of the Code. As of December 31, 2010, interest carryovers of approximately $23.7 million, limited by Section 163(j) of the Code, are available against U.S. Federal tax without expiration. The deferred tax asset related to these interest carryovers is approximately $9.2 million. Additionally, our low-income housing and rehabilitation tax credit carryforwards as of December 31, 2010, were approximately $7.7 million for income tax purposes that expire in years 2012 to 2029. The net deferred tax asset related to these credits is approximately $6.0 million.
For income tax purposes, dividends paid to holders of Common Stock primarily consist of ordinary income, return of capital, capital gains, qualified dividends and unrecaptured Section 1250 gains, or a combination thereof. For the years ended December 31, 2010, 2009 and 2008, dividends per share held for the entire year were estimated to be taxable as follows:

	2010 (1)		2009 (1) (2)		2008 (1) (3)
	Amount	Percentage	Amount	Percentage	Amount	Percentage
Ordinary income	$0.04	13%	$—	—	$—	—
Capital gains	0.06	20%	0.10	26%	4.77	64%
Qualified dividends	—	—	0.06	14%	0.03	—
Unrecaptured Section 1250 gain	0.20	67%	0.24	60%	2.68	36%

	$0.30	100%	$0.40	100%	$7.48	100%

(1)
We designated the per share amounts above as capital gain dividends in accordance with the requirements under the Code. Additionally, we designated as capital gain dividends a like portion of preferred dividends.

(2)
On December 18, 2009, our Board of Directors declared a quarterly cash dividend of $0.10 per common share for the quarter ended December 31, 2009, that was paid on January 29, 2010, to stockholders of record on December 31, 2009. Pursuant to certain provisions in the Code, this dividend was deemed paid by us and received by our stockholders in 2009.

(3)
On December 18, 2008, our Board of Directors declared a special dividend of $2.08 per common share for the quarter ended December 31, 2008, that was paid on January 29, 2009, to stockholders of record on December 29, 2008. A portion of the special dividend represented an early payment of the regular quarterly dividend of $0.60 per share that would otherwise have been paid in February 2009. Pursuant to certain provisions in the Code, this dividend was deemed paid by us and received by our stockholders in 2008.